39210-P1 09/24

SUPPLEMENT DATED SEPTEMBER 26, 2024

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION (“SAI”) OF

PUTNAM SHORT TERM INVESTMENT FUND

Effective September 30, 2024, the following changes are made to the Fund’s Prospectus and SAI:

1)	The following replaces the corresponding disclosure in the section titled “Your fund’s management – Portfolio managers” in the Fund’s Prospectus:

Joanne Driscoll, CFA Portfolio Manager, portfolio manager of the fund since 2013.
Michael Lima, CFA Portfolio Manager, portfolio manager of the fund since 2017.

2)	The following replaces the corresponding disclosure in the section titled “Who oversees and manages the fund? – Portfolio managers” in the Fund’s Prospectus:

Portfolio managers	Joined fund	Employer	Positions over past five years
Joanne Driscoll, CFA	2013	Franklin Advisers July 2024-Present Putnam Management 1995-July 2024	Portfolio Manager
Michael Lima, CFA	2017	Franklin Advisers July 2024-Present Putnam Management 1997-July 2024	Portfolio Manager Previously, Analyst

3)	The following replaces the table in the section titled “PORTFOLIO MANAGERS – Other accounts managed” in the Fund’s SAI:

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Joanne Driscoll	7*	$13,155,300,000	4	$2,353,700,000	1	$200,000
Michael Lima	6*	$12,911,500,000	3	$2,353,700,000	4	$4,580,500,000

* 1 account, with total assets of $1,318,800,000, pays an advisory fee based on account performance.

4)	The following replaces the section titled “PORTFOLIO MANAGERS – Ownership of securities” in the Fund’s SAI:

Portfolio manager(s)	Dollar range of fund shares owned
Joanne Driscoll	None
Michael Lima	None

Shareholders should retain this Supplement for future reference.

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